UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)   November 4, 2004
                                                      ----------------


                            AMERICAN GOLDFIELDS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                                (State or Other
                         Jurisdiction of Incorporation)

          000-49996                              71-0867612
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Commission File Number)               (IRS Employer Identification No.)

            200-4170 Still Creek Drive, Burnaby, B.C., Canada V5C 6C6
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                        (Address of Principal Executive
                                    Offices)
                                   (Zip Code)

                                 (604) 299-6600
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                            (Registrant's Telephone
                          Number, Including Area Code)

     -----------------------------------------------------------------------
                        (Former Name or Former Address,
                          if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On November 4, 2004, American Goldfields, Inc., a Nevada corporation (the "Company") closed a private placement of 403,600 units at $2.50 per unit for a total offering price of $1,000,000. The units were offered by the Company pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended. Each unit consists of one common share of the Common and three non-transferable share purchase warrants, designated Class A, Class B and Class C. Each warrant entitles the subscriber to purchase one common share of the Company for a period of five years at a price of $1.50 per share for the Class A warrants, $2.00 per share for the Class B warrants and $2.50 per share for the Class C warrants. The Class A warrants are exercisable commencing November 4, 2005, the Class B warrants are exercisable commencing May 4, 2006, and the Class C warrants are exercisable commencing November 4, 2006. The private placement was fully subscribed to by two non-U.S. persons.


SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Pro forma financial information

(c) Exhibits


     Exhibit No.           Document


4.1      Form of Class A Warrant


4.2      Form of Class B Warrant


4.3      Form of Class C Warrant


10.1     Form of Private Placement Subscription Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  American Goldfields Inc.


                                  By: /s/ Donald Neal
                                      -----------------------------
                                  Donald Neal, Chief Executive and
                                  Financial Officer, Treasurer and
                                  Secretary


Date:  November 4, 2004
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